INVESTOR PRESENTATION November 2019

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire  any  equity   securities  or  debt  securities  instruments  of  Vector  Group  Ltd.  (“Vector,” “Vector Group Ltd.”  or  “the  Company”)  and nothing contained herein or its  presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this  document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these  restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take  into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for  forming your own opinions and conclusions on such matters and the market and  for  making  your  own  independent  assessment of  the  information.   You  are  solely  responsible  for  seeking  independent professional advice in relation to the information and any action taken on the basis of the  information. The  following  presentation  may  contain  "forward‐looking  statements,”  including  any  statements  that  may  be  contained in  the presentation  that   reflect  Vector’s  expectations  or  beliefs  with  respect  to  future  events  and  financial  performance,  such  as  the expectation  that  the  tobacco   transition  payment  program  could  yield  substantial  incremental  free  cash  flow.  These  forward‐ looking  statements  are  subject  to  certain  risks  and   uncertainties  that  could  cause  actual  results  to  differ  materially  from  those contained in any forward‐looking statement made by or on behalf of the  Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s  annual report on Form 10‐K for the year ended December 31, 2018, as filed with the SEC, and on Form 10‐Q for the quarterly period September 30, 2019,  as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8‐K, filed on October 2, 2015, November 15, 2016, June 14, 2018, September  28, 2018, February 28, 2019, May 3, 2019, October 4, 2019 and November 5, 2019 (Commission File Number 1‐05759) as filed with the SEC for information,  including cautionary and explanatory language, relating to Non‐GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward‐looking statements as a result of these or other factors. Due  to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward‐looking statements,  which speak  only as  of  the  date  on which  such  statements are  made.  The  Company disclaims  any obligation to, and does not undertake to, update or revise and forward‐ looking statements in this presentation. 2

INVESTMENT HIGHLIGHTS & PORTFOLIO Overview . Diversified Holding Company with two unrelated, but complementary, businesses with iconic brand names: tobacco (Liggett  Group) and real estate (Douglas Elliman) . History of strong earnings with Adjusted EBITDA of $260.9 million for the twelve months ended September 30, 2019(1) — Tobacco Adjusted EBITDA of $267.9 million for the twelve months ended September 30, 2019(2) — Douglas Elliman, which is now a wholly‐owned subsidiary, produced Revenues of $783.6 million and Adjusted EBITDA of  $10.5 million for the twelve months ended September 30, 2019(3) . Diversified portfolio of consolidated and non‐consolidated real estate investments at New Valley . Maintains substantial liquidity with cash, marketable securities and long‐term investments of $579 million as of September  30, 2019(4)  . Seasoned management team with average tenure of 26 years with Vector Group . Management team and directors beneficially own approximately 11% of Vector Group . Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $163 million  and $169 million from 2012 to 2018(5) (1) Vector’s Net income for the twelve months ended September 30, 2019 was $111.3 million. Adjusted EBITDA is a Non‐GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8‐K, filed on November 5, 2019 (Table 2), for a reconciliation of  Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (2) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non‐GAAP Financial Measure and is defined in Tables 2  and 5 of Exhibit 99.1 to the Company’s Current Report on Form 8‐K, filed on November 5, 2019. (3) Douglas Elliman’s Net income was $4.0 million for the twelve months ended September 30, 2019. Adjusted EBITDA is a Non‐GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8‐K, filed on November 5, 2019, for a reconciliation of  Adjusted EBITDA to net income (Table 7) as well as the Disclaimer to this document. (4) At September 30, 2019 the total amount ($579 million) includes cash at Douglas Elliman, a wholly‐owned subsidiary, of $79 million and cash at Liggett, a wholly‐owned subsidiary, of $108 million. Excludes real estate investments. (5) Cost advantage applies only to cigarettes sold below applicable market share exemption (approximately 1.93% of cigarettes sold in the United States). 3

TOBACCO OPERATIONS 4

LIGGETT GROUP OVERVIEW . Fourth‐largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Eagle 20’s, Pyramid, Grand Prix, Liggett Select and Eve — Partner Brands – USA, Bronson and Tourney . Consistent and strong cash flow — Tobacco Adjusted EBITDA of $267.9 million for the twelve months ended September 30, 2019(1) — Low capital requirements with capital expenditures of $3.8 million related to tobacco operations for the twelve months  ended September 30, 2019 . Current cost advantage of approximately $0.74 per pack(2) compared to the largest U.S. tobacco companies  expected to maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of  approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless  its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage ranged between $163 million and $169 million for Liggett and Vector Tobacco  from 2012 to 2018 (1) Tobacco Adjusted EBITDA is a Non‐GAAP Financial Measure and is defined in the Company’s Current Report on Forms 8‐K, filed on November 5, 2019.  Please also refer to the Disclaimer to  this document on Page 2. (2) Cost advantage only applies to cigarettes sold below applicable market share exemption (approximately 1.93% of total cigarettes sold in the United States). 5

LIGGETT GROUP HISTORY Signed the MSA as a Subsequent Relaunched Repositioned  Liggett maintains its long‐term  Participating Manufacturer, which deep discount Eagle 20’s as a  focus by balancing market share  established perpetual cost  brand Grand national deep  and profit growth, which  advantageover threelargestU.S. Prix discount brand maximizes long‐term Tobacco  tobacco companies Adjusted EBITDA 1998 1999 2005 2009 2013 Today Introduced deep discount brand Liggett Select taking advantage  Repositioned Pyramid as a deep‐discount brand in response  of the Company’s cost advantage resulting from the MSA to a large Federal Excise Tax increase $300 5.0% 4.0% 4.0% $250 3.8% (1) 3.7% Domestic Market Share 3.5% 3.5% 4.0% 3.3% 3.4% 3.3% 3.3% $200 2.7% 2.5% 2.5% 2.5% 3.0% 2.4% 2.3% 2.4% $150 2.2% 2.2% ($ Millions) $268  $268  $243  $253  $249  1.5% 2.0% $209  $100 1.3% 1.2% $186  $198  $170  $165  $174  $144  $146  $158  $158  Tobacco Adjusted EBITDA $121  $127  $130  1.0% $50 $111  $79  $77  $46  $0 0.0% Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Tobacco Adjusted EBITDA is a Non‐GAAP Financial Measure and is defined in Table 2 and Table 5 of Exhibit 99.1 to the Company’s Current Reports on Form 8‐K, filed on November 5, 2019. Please also refer to Table 2 of Exhibit 99.2 to the Company’s  6 Current Reports on Form 8‐K, dated October 2, 2015, November 15, 2016 , and Table 5 of Exhibit 99.1 to the Company's Current Reports on Form 8‐K, dated March 1, 2018 and February 29, 2019.

ADJUSTED U.S. TOBACCO INDUSTRY MARKET SHARE Legacy brands 15.00% 12.47% Brands acquired by ITG in 2015 12.15% Newport – acquired by RAI in 2015 10.00% 9.45% 8.82% Santa Fe tobacco – acquired by RAI in 2002 8.81% 9.26% 6.74% 5.00% 6.83% 4.02% 50.0% 48.8% 3.36% 46.7% 47.4% 45.7% 2.44% 2.36% 3.65% 2.89% 2.71% 1.99% 40.0% 0.00% 2003 2006 2014 LTM 2003 2006 2014 LTM 32.4% 32.2% 9/30/19 9/30/19 30.0% 28.9% 28.4% 12.4% 7.7% 8.8% 13.6% 0.3% 20.0% 0.4% 1.5% 2.5% 12.2% 12.5% 20.9% 9.5% 10.0% 19.2% 18.4% 8.8% 16.1% 9.3% 8.8% 6.7% 6.8% 3.4% 4.0% 2.4% 2.4% 2.9% 3.7% 2.7% 0.0% 2.0% 2003 2006 2014 LTM 2003 2006 2014 LTM 2003 2006 2014 LTM 2003 2006 2014 LTM 9/30/19 9/30/19 9/30/19 9/30/19 PHILIP MORRIS  REYNOLDS  ITG BRANDS LIGGETT GROUP USA AMERICAN Source: The Maxwell Report’s sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for  LTM 9/30/2019. (1) Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd.  by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown &  Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG  Brands.  (2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.9% and 9.3% in 2003, 2006, 2014 and LTM 9/30/2019, respectively. 7

TOBACCO LITIGATION AND REGULATORY UPDATES Litigation . In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs, which represented a substantial  portion of Liggett’s pending litigation — Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million in each of the  following 14 years (2015 – 2028)  . Liggett has resolved all but approximately 60 Engle progeny cases as of September 30, 2019 . Liggett is also a defendant in 40 non‐Engle smoking‐related individual cases and three smoking‐related actions where  either a class had been certified or plaintiffs were seeking class certification . The Mississippi Attorney General has filed a motion to enforce Mississippi’s 1996 settlement agreement with Liggett and  alleged that Liggett owes Mississippi approximately $32 million in damages (including interest through September 2019) Regulatory . Since 1998, the MSA has restricted the advertising and marketing of tobacco products . In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the manufacture, sale,  marketing and packaging of tobacco products — FDA is prohibited from issuing regulations that ban cigarettes — In 2018, FDA issued a Notice of Proposed Rulemaking to consider reducing nicotine in tobacco . Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist 8

REAL ESTATE OPERATIONS 9

REAL ESTATE OVERVIEW . New Valley, which now owns 100% of Douglas Elliman Realty, LLC, is a diversified real estate company that  is seeking to acquire or invest in additional real estate properties or projects . New Valley has invested approximately $167 million(1), as of September 30, 2019, in a broad portfolio of  real estate projects New Valley Revenues – LTM September 30, 2019 New Valley Adjusted EBITDA(2) Real Estate Brokerage Commissions Other Property Management $38.7M $35M $11M $27.9M $789M $10.3M $9.5M 2016 2017 2018 LTM 9/30/19 $743M (1) Net of cash returned. (2) New Valley’s net income was $13.5M, $37.6M, $14.8M and $29.2M for the periods presented. Adjusted EBITDA is a non‐GAAP financial measure. For a reconciliation of Net income to Adjusted EBITDA, please see Vector Group Ltd.’s Current Reports on Forms 8‐K,  filed on March 1, 2017, June 14, 2018, February 28, 2019, May 3, 2019 and November 5, 2019 and Form 10‐K for the fiscal year ended December 31, 2018 and Form 10‐Q for the quarterly period ended September 30, 2019 (Commission File Number 1‐05759)  as well  as the Disclaimer to this document on Page 2. New Valley’s Adjusted EBITDA do not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of  $12.0M, $13.0M. $14.1M and $16.6M for the periods presented, respectively. 10

DOUGLAS ELLIMAN REALTY, LLC . Largest residential real estate brokerage firm in the  Douglas Elliman Closed Sales – LTM September 30, 2019 highly competitive New York metropolitan area and  fourth‐largest residential brokerage firm in the U.S. Long Island,  Westchester,  Connecticut . Douglas Elliman has more than 7,000 affiliated agents  Massachusetts and approximately 115 offices in the U.S. $7.4B . Alliance with Knight Frank provides a network with  New York City approximately 500 offices across 60 countries with  Aspen Los  $12.3B approximately 19,000 affiliated agents Angeles . Also offers title and settlement services, relocation  services, and residential property management services  Florida through various subsidiaries $5.0B Douglas Elliman  Douglas Elliman  Douglas Elliman Adjusted EBITDA(1) Closed Sales Revenues – LTM September 30, 2019 Real Estate Brokerage Commissions Other Property Management $36.7M $28.1B $28.8B $26.1B $6M $24.5B $35M $22.4B $26.1M $18.2B $14.9B $11.3M $784M $10.5M 2013 2014 2015 2016 2017 2018 LTM $743M 2016 2017 2018 LTM 9/30/19 9/30/19 (1) Douglas Elliman’s net income was $21.1M, $21.4M, $5.2M and $4.0M for the periods presented. Adjusted EBITDA is a non‐GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income, please see Vector Group Ltd.’s Current Reports on  Forms 8‐K, filed on March 1, 2017, June 14, 2018 , February 28, 2019, May 3, 2018 and November 5, 2019,  Form 10‐K for the fiscal year ended December 31, 2018 and Form 10‐Q for the quarterly period ended September 30, 2019  (Commission File Number 1‐ 05759) as well as the Disclaimer to this document on Page 2. 11

NEW VALLEY’S REAL ESTATE INVESTMENTS AT SEPTEMBER 30, 2019 (1) Land Development/Real  Apartments/  Commercial Retail/  Estate Held for Sale, net Condominiums/Hotels Office Assets West Hollywood Edition Sagaponack The Plaza at Harmon   (West Hollywood) (East Hampton) Meadow (New Jersey) Maryland Portfolio (Baltimore County) New York City  Investments (see Page 13) Takanasee (New Jersey) 500  Broadway  INTERNATIONAL  (Santa  INVESTMENTS Monica) Wynn Las Vegas  Retail (Nevada) Coral Beach  and Tennis Club Bermuda Escena Fontainebleau  87 Park 500 Alton Road Monad Terrace (Palm Springs) (Las Vegas) (Miami Beach) (Miami Beach) (Miami Beach) (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 ‐ Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.’s Form 10‐Q for  the  period ended September 30, 2019 (Commission File Number 1‐05759). 12

(1) NEW VALLEY’S REAL ESTATE INVESTMENTS IN NEW YORK CITY 1 1. The Marquand  Upper East Side  10 2. 10 Madison Square West  Flatiron District/NoMad (in liquidation) 9 3. 11 Beach Street  TriBeCa 8 4. 20 Times Square  Times Square (in liquidation) 4 5. 111 Murray Street  TriBeCa 6. 160 Leroy Street  Greenwich Village 7. 215 Chrystie Street  Lower East Side 2 8. The Dutch  Long Island City 12 9. 1 QPS Tower Long Island City (in liquidation) 17 10. Park Lane Hotel  Central Park South 14 11. 125 Greenwich Street  Financial District 6 12. The XI (formerly “The Eleventh”)  West Chelsea 7 th 5 3 13. 15 East 19 Street (formerly “New Brookland”)  Brooklyn 14. The Dime (Havemeyer Street)  Brooklyn 15. 352 6th Avenue  Brooklyn 11 16. 9 DeKalb Brooklyn 13 16 15 17. Meatpacking Plaza Meatpacking District (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 7 ‐ Management’s Discussion and Analysis of Financial Condition and Results of Operations ‐ of Vector Group Ltd.’s Form 10‐Q  for the period ended September 30, 2019 (Commission File Number 1‐05759). 13

NEW VALLEY’S REAL ESTATE SUMMARY AS OF SEPTEMBER 30, 2019(1) ($ Thousands) Projected  Cummulative  construction end  Range of  Net cash invested earnings / (loss) (2) Carrying value (2)(3) date ownership Land owned New York City SMSA$                             17,960 $                                     ‐ $                                17,960 N/A 100.0% All other U.S. areas                                 7,6862,363                                                                     10,049 N/A 100.0% $                           20,323 7,686$                               $                                28,009 Condominium and Mixed Use Development (Minority interest owned) New York City SMSA$                             12,877 $                              72,344 $                                85,221 2019 ‐ 2022 3.1% ‐ 49.5% All other U.S. areas                               9,65638,435                                                                     48,091 2019 ‐ 2020 15% ‐ 48.5% $                           51,312 $                              82,000 $                              133,312 Apartments (Minority Interest owned)   All other U.S. areas                                   975(975)                                      ‐                                         N/A 7.6% ‐ 16.3% $                               (975) 975$                                   ‐$                                       Hotels (Minority interest owned) New York City SMSA$                               4,131 $                               (1,618) $                                   2,513 N/A 1.0%‐18.4% International                                 6,048                                 (3,643)                                      2,405 N/A 49% $                           10,179 $                               (5,261) $                                   4,918 Commercial and Other (Minority interest owned) New York City SMSA$                               4,804 $                               (2,836) $                                   1,968 N/A 49.0% All other U.S. areas                                 2,5284,940                                                                       7,468 N/A 1.6% $                             9,744 $                                  (308) $                                   9,436 Diverse Real Estate Portfolio New York City SMSA$                           (14,406) $                              14,406 $                                       ‐ N/A 45.4% All other U.S. areas                               10,546                                     (419)                                    10,127 N/A 15%‐49.0% $                            (3,860) $                              13,987 $                                10,127 Total $                           86,723 $                              99,079 $                              185,802 Summary New York City SMSA$                             25,366 $                              82,296 $                             107,662 All other U.S. areas                               55,309                                 20,426                                    75,735 International                                 6,048                                 (3,643)                                      2,405 $                           86,723 $                              99,079 $                              185,802 (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Vector Group Ltd.’s Form 10‐Q  for the period ended September 30, 2019. (2) Includes interest expense capitalized to real estate ventures of $21,297. 14 (3) Carrying value includes non‐controlling interest of $488.

FINANCIAL DATA

ADJUSTED HISTORICAL FINANCIAL DATA (Dollars in millions) Revenues Adjusted EBITDA(1) Tobacco Real Estate Corporate & Other Tobacco Real Estate Corporate & Other $292  $267  $261  $1,870  $1,910  $1,807  $245  $1,691  $1,122  $1,081  $1,111  $1,011  $268  $253  $249  $268  $759 $680  $727  $759  $788  $39  $28  $11  $10  ($13) ($14) ($15) ($17) 2016 2017 2018 LTM 9/30/19 2016 2017 2018 LTM 9/30/19 (1) Vector’s Net income for the periods presented was $71.1, $84.6, $58.1 and $111.3 respectively. Adjusted EBITDA are a Non‐GAAP Financial Measure. Please refer to the Company’s Current Report on Forms 8‐K, filed on June 14, 2018, February 28, 2019,  May 3, 2019 and November 5, 2019 (Exhibit 99.1) for a reconciliation of Non‐GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. 16

SUMMARY

SUMMARY . Vector Group, a holding  . Tobacco segment . Real Estate segment company owning Tobacco  — Liggett is the fourth‐ — New Valley owns a  and Real Estate  largest U.S. Cigarette  diversified portfolio of  businesses and holding  company with 4.0% consolidated and non‐ consolidated cash,  wholesale market share  consolidated real estate  investment securities and  and 4.2% retail market  investments totaling $186  share over LTM  million at September 30,  long‐term investments of  September 30, 2019 2019 $579 million(1) at  September 30, 2019 — Only major U.S. cigarette  — Douglas Elliman Realty  manufacturer to increase LLC — Vector’s management  both market share and  • Largest residential real  team has an average  unit volumes over the last  estate brokerage firm in  tenure of 26 years with  10 years New York Metropolitan  the Company and, along  — $268 million(2) of Tobacco  area and fourth‐largest  with directors,  Adjusted EBITDA over  residential brokerage  beneficially owns  LTM September 30, 2019 firm in the U.S. approximately 11% of  • Closed sales volume of  Vector’s common stock $28.8 billion over LTM  9/30/19 • Revenues have increased  from $541 million in  2014 to $784 million over LTM 9/30/19 (1) At September 30, 2019 the total amount ($579 million) includes cash at Douglas Elliman, a wholly‐owned subsidiary, of $79 million and cash at Liggett, a wholly‐owned subsidiary, of $108 million. Excludes real estate investments. (2) Vector’s operating income from the tobacco segment for the periods presented was $57.3, $60.1, $68.7, $72.8, respectively, for a total of $258.9 million for the twelve months ended September 30, 2019. Adjusted EBITDA is a Non‐GAAP Financial  Measure. Please refer to Exhibit 99.1 to the Company’s Current Reports on Form 8‐K, filed on November 5, 2019 (Tables 2 and 5) and February 28, 2019 (Tables 2 and 5), for a reconciliation of Net income to Adjusted EBITDA and a reconciliation of  18 operating income from the tobacco segment to Adjusted EBITDA as well as the Disclaimer to this document on Page 2.